UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015 (July 27, 2015)

ACRE REALTY INVESTORS INC.

(Exact name of registrant as specified in its charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

c/o Avenue Capital Group
399 Park Avenue, 6th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

212-878-3504

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2015, ACRE Realty Investors Inc. (the “Company”) filed a Current Report on Form 8-K to report that, through Roberts Properties Residential, L.P., now ACRE Realty LP, the Company entered into a sale contract with Bradley Park Apartments, LLC, a Georgia limited liability company (“Bradley Park”), pursuant to which the Company agreed to sell, and Bradley Park agreed to purchase, subject to the conditions in the contract, that certain parcel of approximately 22.03 acres of real property located in Forsyth County, Georgia (the “Bradley Park Land Parcel”).

On July 27, 2015, effective as of July 24, 2015, the Company amended the previously announced sale contract with Bradley Park (the “Sales Contract”), to extend the closing date to September 28, 2015, which extension is conditioned upon satisfaction of the contingencies specified in the amendment to the Sales Contract, including deposit in escrow of an additional $50,000 of earnest money. The Bradley Park Land Parcel is one of the four legacy properties that was acquired prior to the recapitalization transaction with A-III Investment Partners LLC. As described in our most recent Quarterly Report on Form 10-Q, the Company is in the process of selling its legacy properties.

Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements relate to our intent, belief, or expectations regarding the closing of the Sales Contract, the timing of such closing and the Company’s intention to sell its legacy properties. These statements involve risks and uncertainties that include: whether the satisfaction of all of the conditions to such closing will occur, the timing of the closing and whether Bradley Park Apartments, LLC can raise the required debt and equity financing to purchase the property. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For more information about other risks and uncertainties we face, please see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K, a copy of which can be obtained from the Company’s website at www.acrerealtyinvestors.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	First Amendment to Sales Contract dated July 27, 2015, effective as of July 24, 2015, by and between ACRE Realty LP and Bradley Park Apartments, LLC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACRE REALTY INVESTORS INC.

Dated: July 29, 2015	By:	/s/ Gregory I. Simon
Gregory I. Simon
Executive Vice President, General Counsel and Secretary